Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2045 Fund
June 30, 2024
AFF45-NPRT1-0824
1.833434.118
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/25/24 to 9/26/24 (b) (Cost $2,738,955)	2,750,000	2,739,001

Domestic Equity Funds - 52.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	8,130,052	156,015,702
Fidelity Advisor Series Growth Opportunities Fund (c)	6,872,577	110,167,409
Fidelity Advisor Series Small Cap Fund (c)	4,039,044	52,346,007
Fidelity Series All-Sector Equity Fund (c)	4,244,267	52,246,923
Fidelity Series Commodity Strategy Fund (c)	173,806	16,906,102
Fidelity Series Large Cap Stock Fund (c)	9,123,871	209,301,592
Fidelity Series Large Cap Value Index Fund (c)	1,319,705	20,679,777
Fidelity Series Opportunistic Insights Fund (c)	5,253,787	125,512,961
Fidelity Series Small Cap Core Fund (c)	530,489	6,111,229
Fidelity Series Small Cap Opportunities Fund (c)	4,511,245	67,398,007
Fidelity Series Stock Selector Large Cap Value Fund (c)	8,887,082	121,930,763
Fidelity Series Value Discovery Fund (c)	8,160,813	124,860,437
TOTAL DOMESTIC EQUITY FUNDS (Cost $727,793,757)		1,063,476,909

International Equity Funds - 41.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	3,660,165	55,231,889
Fidelity Series Emerging Markets Fund (c)	5,881,983	54,173,067
Fidelity Series Emerging Markets Opportunities Fund (c)	11,583,653	217,888,523
Fidelity Series International Growth Fund (c)	8,689,981	159,200,447
Fidelity Series International Small Cap Fund (c)	1,681,514	28,669,819
Fidelity Series International Value Fund (c)	12,698,464	160,508,579
Fidelity Series Overseas Fund (c)	11,379,154	160,104,694
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $654,159,371)		835,777,018

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	97,548	944,267
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	127,245	970,877
Fidelity Series Emerging Markets Debt Fund (c)	1,291,966	10,090,252
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	354,820	3,140,156
Fidelity Series Floating Rate High Income Fund (c)	214,396	1,925,278
Fidelity Series High Income Fund (c)	1,227,342	10,334,221
Fidelity Series International Credit Fund (c)	87,462	709,320
Fidelity Series Long-Term Treasury Bond Index Fund (c)	15,620,156	85,754,658
Fidelity Series Real Estate Income Fund (c)	199,618	1,934,300
TOTAL BOND FUNDS (Cost $147,446,361)		115,803,329

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $3,754,427)	3,753,677	3,754,427

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,535,892,871)	2,021,550,684
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,629,699)
NET ASSETS - 100.0%	2,019,920,985

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	22	Sep 2024	2,577,520	1,693	1,693
ICE MSCI Emerging Markets Index Contracts (United States)	125	Sep 2024	6,801,250	11,763	11,763

TOTAL EQUITY INDEX CONTRACTS					13,456

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	679	Sep 2024	74,679,391	465,138	465,138
CBOT 5-Year U.S. Treasury Note Contracts (United States)	379	Sep 2024	40,393,109	187,686	187,686
CBOT Long Term U.S. Treasury Bond Contracts (United States)	75	Sep 2024	8,873,438	76,264	76,264

TOTAL TREASURY CONTRACTS					729,088

TOTAL PURCHASED					742,544

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	68	Sep 2024	18,773,100	(32,594)	(32,594)

TOTAL FUTURES CONTRACTS					709,950
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 0.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,739,001.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	2,064,823	12,450,593	10,760,956	33,522	(33)	-	3,754,427	0.0%
Total	2,064,823	12,450,593	10,760,956	33,522	(33)	-	3,754,427

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	155,715,310	2,628,847	12,013,067	-	1,842,405	7,842,207	156,015,702
Fidelity Advisor Series Growth Opportunities Fund	109,748,161	1,750,111	10,171,743	-	1,578,965	7,261,915	110,167,409
Fidelity Advisor Series Small Cap Fund	53,654,620	1,375,246	2,095,347	-	261,406	(849,918)	52,346,007
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	953,957	11,435	33,820	500	149	12,546	944,267
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	990,271	11,326	33,999	391	(3,982)	7,261	970,877
Fidelity Series All-Sector Equity Fund	51,546,174	554,272	1,971,074	-	284,556	1,832,995	52,246,923
Fidelity Series Canada Fund	56,691,036	2,100,974	2,683,666	-	416,202	(1,292,657)	55,231,889
Fidelity Series Commodity Strategy Fund	13,424,469	3,883,829	758,849	-	(4,424)	361,077	16,906,102
Fidelity Series Emerging Markets Debt Fund	10,251,083	271,497	364,633	151,155	13,916	(81,611)	10,090,252
Fidelity Series Emerging Markets Debt Local Currency Fund	3,263,831	30,619	103,036	-	(2,045)	(49,213)	3,140,156
Fidelity Series Emerging Markets Fund	53,342,213	591,186	2,381,499	-	116,305	2,504,862	54,173,067
Fidelity Series Emerging Markets Opportunities Fund	215,364,605	3,804,425	12,384,831	-	439,075	10,665,249	217,888,523
Fidelity Series Floating Rate High Income Fund	1,942,833	65,537	68,080	43,667	657	(15,669)	1,925,278
Fidelity Series Government Money Market Fund 5.42%	29,135	-	29,135	47	-	-	-
Fidelity Series High Income Fund	10,471,045	279,731	364,464	161,632	5,610	(57,701)	10,334,221
Fidelity Series International Credit Fund	715,661	9,560	11,382	9,560	589	(5,108)	709,320
Fidelity Series International Growth Fund	161,159,363	5,927,628	5,166,719	-	1,230,209	(3,950,034)	159,200,447
Fidelity Series International Small Cap Fund	30,160,398	327,916	1,014,413	-	230,882	(1,034,964)	28,669,819
Fidelity Series International Value Fund	162,488,728	5,020,230	7,526,972	-	1,175,248	(648,655)	160,508,579
Fidelity Series Large Cap Stock Fund	209,162,167	3,055,345	12,274,456	-	2,441,103	6,917,433	209,301,592
Fidelity Series Large Cap Value Index Fund	20,577,590	1,246,925	691,303	-	107,778	(561,213)	20,679,777
Fidelity Series Long-Term Treasury Bond Index Fund	97,544,507	4,631,483	13,989,486	763,316	(5,857,201)	3,425,355	85,754,658
Fidelity Series Opportunistic Insights Fund	123,422,217	2,700,390	8,783,265	-	1,576,286	6,597,333	125,512,961
Fidelity Series Overseas Fund	161,586,341	4,374,878	5,700,276	-	930,223	(1,086,472)	160,104,694
Fidelity Series Real Estate Income Fund	1,948,548	51,966	67,921	30,096	3,549	(1,842)	1,934,300
Fidelity Series Short-Term Credit Fund	109,076	-	108,523	125	2,459	(3,012)	-
Fidelity Series Small Cap Core Fund	6,284,337	72,364	93,664	29,035	10,147	(161,955)	6,111,229
Fidelity Series Small Cap Opportunities Fund	67,952,477	3,242,580	2,215,505	-	693,953	(2,275,498)	67,398,007
Fidelity Series Stock Selector Large Cap Value Fund	121,814,847	6,852,641	3,883,079	-	497,850	(3,351,496)	121,930,763
Fidelity Series Value Discovery Fund	124,608,618	8,500,075	3,994,559	-	549,406	(4,803,103)	124,860,437
	2,026,923,618	63,373,016	110,978,766	1,189,524	8,541,276	27,198,112	2,015,057,256

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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